Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.7500%


Excess Protection Level
   3 Month Average  5.36%
     January, 1997  4.24%
     December, 1996  5.78%
     November, 1996  6.08%



Cash Yield                                              18.04%


Investor Charge Offs                                    4.78%


Base Rate                                               9.02%


Over 35 Day Delinquency                                 4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,518,124,839.86